                                                                   EXHIBIT 10.16

                          LOAN AND SECURITY AGREEMENT

                               (RAIL TANK CARS)

                            Dated November 15, 1995

                                    between

                               DSN CORPORATION,

                                  as Borrower

                                      and

                   THE CIT GROUP/EQUIPMENT FINANCING, INC.,

                                   as Lender

                               TABLE OF CONTENTS
                               -----------------


                                                                     Page
                                                                     ----
ARTICLE 1.     DEFINITIONS............................................  1
               -----------

ARTICLE 2.     THE LOAN...............................................  8
----------     --------
          Section 2.1    The Loan.....................................  8
                         --------
          Section 2.2    Disbursement.................................  8
                         ------------
          Section 2.3    Repayment of the Loan........................  8
                         ---------------------
          Section 2.4    Interest Charges.............................  9
                         ----------------
          Section 2.5    Late Charge Rate.............................  9
                         ----------------
          Section 2.6    Maximum Interest.............................  9
                         ----------------
          Section 2.7    Expenses..................................... 10
                         --------
          Section 2.8    Prepayment................................... 10
                         ----------
          Section 2.9    Mandatory Prepayment/Event of Loss........... 10
                         ----------------------------------
          Section 2.10   Conditions of Lending........................ 11
                         ---------------------
          Section 2.11   Place and Form of Payments................... 13
                         --------------------------

ARTICLE 3.     SECURITY FOR THE OBLIGATIONS........................... 13
----------     ----------------------------
          Section 3.1    Grant of Security Interest................... 13
                         --------------------------
          Section 3.2    Continuing Obligation........................ 14
                         ---------------------

ARTICLE 4.     ADMINISTRATION OF THE COLLATERAL....................... 15
----------     --------------------------------
          Section 4.1    The Equipment................................ 15
                         -------------
          Section 4.2    No Lender Liability.......................... 15
                         -------------------
          Section 4.3    Use of Equipment; Identification............. 16
                         --------------------------------

ARTICLE 5.     REPRESENTATIONS AND WARRANTIES......................... 16
----------     ------------------------------
          Section 5.1    Organization and Qualification............... 16
                         ------------------------------
          Section 5.2    Concerning the Loan Documents................ 16
                         -----------------------------
          Section 5.3    Guaranties................................... 17
                         ----------
          Section 5.4    Equipment.................................... 17
                         ---------
          Section 5.5    Title to the Equipment....................... 17
                         ----------------------
          Section 5.6    Financial Condition.......................... 17
                         -------------------
          Section 5.7    Litigation................................... 18
                         ----------
          Section 5.8    Disclosure................................... 18
                         ----------
          Section 5.9    Tax Returns and Payments..................... 18
                         ------------------------
          Section 5.10   Compliance with Other Instruments............ 18
                         ---------------------------------
          Section 5.11   Pension Plans................................ 19
                         -------------
          Section 5.12   Labor Relations.............................. 19
                         ---------------
          Section 5.13   Environmental Laws........................... 19
                         ------------------
          Section 5.14   Trade Names.................................. 20
                         -----------
          Section 5.15   Subsidiaries................................. 20
                         ------------
          Section 5.16   Loans and Affiliate Payments................. 20
                         ----------------------------
          Section 5.17   Permits...................................... 20
                         -------
          Section 5.18   Broker's or Transaction Fees................. 20
                         ----------------------------
          Section 5.19   Taxpayer ID No. and Chief
                         -------------------------
                         Executive Office............................. 20
                         ----------------
          Section 5.20   No Default................................... 21
                         ----------

ARTICLE 6.     AFFIRMATIVE COVENANTS.................................  21
----------     ---------------------
          Section 6.1    Financial and Other Information.............  21
                         -------------------------------
          Section 6.2    Access......................................  24
                         ------
          Section 6.3    Taxes.......................................  24
                         -----
          Section 6.4    Maintenance of Properties: Insurance........  24
                         ------------------------------------
          Section 6.5    Business....................................  26
                         --------
          Section 6.6    Compliance..................................  26
                         ----------
          Section 6.7    Litigation..................................  26
                         ----------
          Section 6.8    Environmental Laws..........................  26
                         ------------------
          Section 6.9    Notices.....................................  27
                         -------
          Section 6.10   Tangible Net Worth..........................  27
                         ------------------
          Section 6.11   Change of Ownership.........................  27
                         -------------------
          Section 6.12   Use of Proceeds.............................  27
                         ---------------
          Section 6.13   Books.......................................  28
                         -----

ARTICLE 7.     NEGATIVE COVENANTS....................................  28
----------     ------------------
          Section 7.1    Corporate Structure.........................  28
                         -------------------
          Section 7.2    Dividends, Distributions, Redemptions.......  28
                         -------------------------------------
          Section 7.3    Loans, Investments, Affiliate Payments,
                         ---------------------------------------
                         Salaries....................................  28
                         --------
          Section 7.4    Change in Business, Structure or Business
                         -----------------------------------------
                         Location....................................  28
                         --------
          Section 7.5    Guaranties..................................  28
                         ----------
          Section 7.6    Sale of Property............................  28
                         ----------------
          Section 7.7    Prepayment..................................  29
                         ----------
          Section 7.8    Liens.......................................  29
                         -----
          Section 7.9    Pension Plans...............................  29
                         -------------
          Section 7.10   Borrower's Name.............................  29
                         ---------------
          Section 7.11   Changes to Railcar Documents................  29
                         ----------------------------
          Section 7.12   Other Debts.................................  29
                         -----------
          Section 7.13   Transactions with Affiliates................  30
                         ----------------------------

ARTICLE 8.     DEFAULT...............................................  30
----------     -------
          Section 8.1    Events of Default...........................  30
                         -----------------
          Section 8.2    Rights Upon Default.........................  32
                         -------------------

ARTICLE 9.     MISCELLANEOUS.........................................  34
----------     -------------
          Section 9.1    Survival....................................  34
                         --------
          Section 9.2    Waiver of Notices...........................  34
                         -----------------
          Section 9.3    Assignment..................................  34
                         ----------
          Section 9.4    Complete Agreement Modification.............  34
                         -------------------------------
          Section 9.5    Applicable Law..............................  35
                         --------------
          Section 9.6    Indemnification.............................  35
                         ---------------
          Section 9.7    Stamp or other Tax..........................  36
                         -------------------
          Section 9.8    Captions....................................  36
                         --------
          Section 9.9    Notices.....................................  36
                         -------
          Section 9.10   No Waiver, Lender Performance...............  37
                         -----------------------------
          Section 9.11   Evidence of Obligations; Admissibility of
                         -----------------------------------------
                         Lender's Books and Records..................  37
                         --------------------------
          Section 9.12   No Liability for Brokers....................  37
                         ------------------------
          Section 9.13   Further Assurances..........................  37
                         ------------------

          Section 9.14   Counterparts................................  38
                         ------------
          Section 9.15   Notice of Breach by Lender..................  38
                         --------------------------
          Section 9.16   Time........................................  38
                         ----
          Section 9.17   Exhibits....................................  38
                         --------
          Section 9.18   Authorization to Date, Complete Blanks and
                         ------------------------------------------
                         Correct Errors..............................  38
                         --------------
          Section 9.19   No Oral Agreements; Entire Agreement........  38
                         ------------------------------------
          Section 9.20   Venue and Jurisdiction......................  39
                         ----------------------
          Section 9.21   Waiver of Trial by Jury.....................  39
                         -----------------------

                          LOAN AND SECURITY AGREEMENT
                          ---------------------------
                               (Rail Tank Cars)

     This LOAN AND SECURITY AGREEMENT (the "Agreement"), dated _______________, 1995, is made and entered into by and between DSN CORPORATION, an Oklahoma corporation ("Borrower"), and THE CIT GROUP/EQUIPMENT FINANCING, INC., a New York corporation ("Lender").

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and of any loans or other credit facilities now or hereafter made to Borrower by Lender, the parties hereto covenant and agree as follows:


                                  ARTICLE 1.
                                  ----------
                                  DEFINITIONS
                                  -----------

     The following capitalized terms have the following meanings when used in this Agreement:

     "Affiliate" means any of LSB, EDC, LSBC, Prime Financial Corp., Total
      ---------
Energy Systems, Ltd., Slurry Explosive Corporation, Universal Tech Corporation, LSB Holdings, Inc., and any other Person controlling or controlled by or under common control with LSB Industries, Inc. or any of their Subsidiaries, successors or assigns.

     "Business Day" means any day which is not a Saturday, Sunday or day on
      ------------
which banks in New York are closed.

     "Casualty Prepayment Percentage" shall mean, on the date of the required
      ------------------------------
prepayment of a Note pursuant to Section 2.9 of this Agreement, the product obtained by multiplying 10% by a fraction, the numerator of which shall be the number of Installment Payment Dates with respect to the Note remaining after such date of prepayment (including the Installment Payment Date, if any, on which such prepayment is made) and the denominator of which shall be the total number of Installment Payment Dates with respect to such Note.

     "Code" means the Internal Revenue Code of 1986, as amended.
      ----

     "Cost" shall mean, with respect to each Unit of Equipment, the
      ----
manufacturer's or supplier's invoiced purchase price therefor (after giving effect to any discount or other reduction) payable by Borrower, which amount shall be set forth in Exhibit "B" pertaining to such Unit of Equipment.

     "Collateral" means: (i) all personal property referred to in Section 3.1;
      ----------                                                          ---
and (ii) all other property and interests in property, real or personal, now owned or leased or hereafter acquired or leased, which is hereafter pledged or assigned to Lender as collateral security for payment of any of the Obligations.

     "Default" means any Event of Default or event which, with notice or passage
      -------
of time or both, would constitute an Event of Default.

     "Disclosure Schedule" means the disclosure schedule annexed to this
      -------------------
Agreement as Exhibit "A".
                      -

     "DSN Plant Loan" means that certain loan in the original principal amount
      --------------
of $12,750,000, as subsequently amended to $16,500,000, made by Lender to Borrower pursuant to the DSN Plant Loan Documents.

     "DSN Plant Loan Documents" means that certain Loan and Security Agreement
      ------------------------
(DSN Plant) dated October 31, 1994, as amended, executed between Lender and Borrower, and all other loan documents described therein, relating to a loan by Lender to Borrower to finance the acquisition and construction of strong nitric acid plant in Arkansas.

     "EDC" means El Dorado Chemical Company, an Oklahoma corporation.
      ---

     "Environmental Laws" means all federal, state and local laws, rules,
      ------------------
regulations, ordinances, programs, permits, guidance, orders and consent decrees relating to hazardous substances, discharges, releases or disposals of pollutants, solid waste or hazardous materials, or any other environmental matters applicable to Borrower's business or assets. Such laws and regulations include the Resource Conservation and Recovery Act, 42 U.S.C. (S) 6901 et seq.,
                                                                       ------
as amended; the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S) 9601 et seq., as amended; the Toxic Substances Control Act,
                        ------
15 U.S.C. (S) 2602 et seq., as amended; the Clean Water Act, 33 U.S.C. (S) 466
                   ------
et seq., as amended; the Clean Air Act, 42 U.S.C. (S) 7401 et seq., as amended;
------                                                     ------
state and federal superlien and environmental cleanup programs; and U.S. Department of Transportation regulations. The terms "hazardous substance" and "release" shall have the meanings specified in the Federal Comprehensive Environmental Responsibility Cleanup and Liability Act of 1980, as the definition of such terms may be subsequently modified, supplemented or amended ("CERCLA") and the terms "solid waste" and "disposal" shall have the meanings specified in the Federal Resource Conservation and Recovery Act of 1976, as the definition of such terms may be subsequently modified, supplemented or amended ("RCRA"); provided, however, that in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment; and provided, further, however, that to the extent a parcel of real property is situated in a state or other jurisdiction in which the applicable laws may establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

     "Equipment" means the ten (10) rail tank cars purchased by Borrower from
      ---------
Trinity Industries, Inc. and more particularly described in Exhibit "B" hereto
                                                                     -
including all substitutions, attachments, accessions or accessories relating thereto and all manuals, drawings, instructions, records, warranties and rights with respect thereto, wherever located.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended.

     "Event of Default" means any event so described in Section 8.1.
      ----------------                                          ---

     "Event of Loss" shall mean, with respect to any Unit of the Equipment, the
      -------------
actual or constructive loss of such Unit due to theft, destruction, damage beyond repair, or damage from any reason whatsoever to an extent which makes the repair uneconomical or rendition thereof unfit for normal use; or the condemnation, confiscation or seizure of, or requisition of title to, or use of such Unit, by any governmental authority or any other Person, whether or not acting under color of governmental authority.

     "Fair Market Value" means the price that a knowledgeable buyer would be
      -----------------
willing to pay a knowledgeable seller, neither being under any duress to buy or sell and both having reasonable knowledge of relevant facts, for the machinery and equipment in place and in operation, taking advantage of all leasehold and site improvements designed to facilitate its operation, with the seller accurately and completely representing the existing condition and operability of the machinery and equipment to the buyer. Consideration is given to each asset's contribution to the operating facility, or the contribution of all the assets as a whole, whichever appropriately addresses production capabilities of the plant. It is assumed that all specially designed and built machinery and equipment will continue to be utilized in the manner for which it was originally intended.

     "Financial Statement" means any financial statement given to Lender
      -------------------
pursuant to Section 6.1.
                    ---

     "Fiscal Year" means, as to any Person, such Person's fiscal year for
      -----------
financial accounting purposes. Borrower's current Fiscal Year ends on December 31, 1995.

     "Funding Date" means the date on which any Loan advance is made.
      ------------

     "GAAP" means, as of any date of determination, generally accepted
      ----
accounting principles consistently applied during each interval and from interval to interval.

     "Guarantor" means any Person who has executed a Guaranty in favor of Lender
      ---------
with respect to the Obligations, including LSB and LSBC.

     "Guaranty" means each continuing guaranty executed and delivered by LSB,
      --------
LSBC and any other Guarantor in form and substance acceptable to Lender guarantying the Obligations.

     "Hazardous Substance" means any substance, material or waste (including
      -------------------
petroleum and petroleum products) which is or becomes designated, classified or regulated as being "toxic" or "hazardous" or a "pollutant," or which is or becomes similarly designated, classified or regulated, under any Environmental Laws.

     "ICC" means the Interstate Commerce Commission and any agency or
      ---
instrumentality of the United States government succeeding to its functions.

     "Indebtedness" means, as to any Person, (a) all indebtedness of such Person
      ------------
for borrowed money, (b) that portion of the obligations of such Person under capital leases which is properly recorded as a liability on a balance sheet of that Person prepared in accordance with GAAP, (c) any obligation of such Person that is evidenced by a promissory note or other instrument representing an extension of credit to such Person, whether or not for borrowed money, or any obligation of such Person for the deferred purchase price of property or services (other than trade or other accounts payable in the ordinary course of
          ----------
business in accordance with terms customary to DSN or its Affiliates), (d) any obligation of such Person that is secured by a Lien on assets of such Person, whether or not that Person has assumed such obligation or whether or not such obligation is non-recourse to the credit of such Person, but only to the extent of the fair market value of the assets so subject to the Lien, (e) obligations of such Person arising under acceptance facilities or under facilities for the discount of accounts receivable of such Person and (f) obligations of such Person for unreimbursed draws under letters of credit issued for the account of such Person.

     "Installment Payment Date" shall mean, with respect to a Note, each date on
      ------------------------
which a regular installment of principal and interest is due on such Note.

     "Late Charge Rate" shall mean a rate per annum, equal to the higher of 3%
      ----------------
over the applicable interest rate set forth in Section 2.4 or 18%, but not to
                                                       ---
exceed the highest rate permitted by applicable law.

     "Lien" means any mortgage, deed of trust, pledge, deed to secure debt,
      ----
hypothecation, assignment, encumbrance, lien (statutory or other), security interest or other security agreement, including any conditional sale or other title retention agreement. "Lien" includes reservations, exceptions, easements, leases and other restrictions and encumbrances affecting real property. For purposes hereof a Person shall be deemed to own property acquired or held pursuant to a conditional sale or similar security arrangement.

     "Loan" shall have the meaning assigned in Section 2.1.
      ----                                             ---

     "Loan Documents" means, collectively:
      --------------

          a.   this Agreement
          b.   the Note
          c.   the Railcar Lease
          d.   the Consulting Agreement
          e.   the Assignment of the Railcar Lease and Consulting Agreement
          f. the Acknowledgment and Consent to Assignment of the Railcar Lease and Consulting Agreement
          g.   sufficient UCC-1 Financing Statements
          h. opinion of ICC counsel and filings sufficient for ICC priority and perfection
          i.   the Reaffirmation of the Guaranty (LSB)
          j.   the Reaffirmation of the Guaranty (LSBC)
          k.   the Consent to Encumbrance

and any other opinions, resolutions, certificates, documents or agreements of any nature or type heretofore or hereafter executed or delivered by Borrower, Affiliates or Guarantors to Lender pursuant to this Agreement or any Loan Document in each case either as originally executed or as the same may from time to time be supplemented, modified, amended, restated or extended.

     "LSB" means LSB Industries, Inc., a Delaware corporation.
      ---

     "LSBC" means LSB Chemical Corp., an Oklahoma corporation.
      ----

     "Mixed Acid Plant Loan" means that certain loan in the original principal
      ---------------------
amount of $1,075,200.00, made or to be made by Lender to Borrower pursuant to Mixed Acid Plant Loan Documents.

     "Mixed Acid Plant Loan Documents" means that certain Loan and Security
      -------------------------------
Agreement (Mixed Acid North Carolina Plant) dated as of April 5, 1995 between Lender and Borrower, and all other "loan documents" described therein, relating to a loan by Lender to Borrower to construct a mixed acid plant.

     "Note" means a promissory note which evidences each Loan advance,
      ----
substantially in the form of Exhibit "C".
                                      -

     "Obligations" means and includes the aggregate of the unpaid principal
      -----------
balance of the Loan and all accrued interest thereon, and all other loans, indebtedness, debts, liabilities, obligations, interest, fees, premiums, guarantees, amounts, indemnities, reimbursements, covenants and duties owing by Borrower to Lender under any one or more of the Loan Documents, of every kind and description (whether or not evidenced by any note or other instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising. "Obligations" include: (i) all interest, fees, charges or other costs and payments that Borrower is required to pay to Lender under or as a result of the Loan Documents or by law and (ii) all costs and expenses described in Section 2.7 or otherwise required to be paid by Borrower to Lender
                     ---
pursuant to any Loan Document.

     "Pension Plan" means any pension plan as defined in Section 3(2) of ERISA
      ------------
which is a multi employer plan or a single employer plan as defined in Section 4001 of ERISA and subject to Title IV of ERISA and which is: (i) a plan maintained by Borrower, or any Subsidiary or any Related Company; (ii) a plan to which Borrower, or any Subsidiary or any Related Company contributes or is required to contribute; (iii) a plan to which Borrower, or any Subsidiary or any Related Company was required to make contributions at any time during the five calendar years preceding the date of this Agreement; or (iv) any other plan with respect to which Borrower, or any Subsidiary or any Related Company has incurred or may incur. liability, including contingent liability, under Title IV of ERISA, either to such plan or to the Pension Benefit Guaranty Corporation.

     "Permitted Liens" means: (i) Liens for taxes not yet payable or being
      ---------------
contested in good faith and by appropriate proceedings diligently pursued, provided that the reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor; (ii) Liens in favor of Lender; and (iii) Liens described on the Disclosure Schedule in Exhibit "A" as such
                                                                 -
Disclosure Schedule is in effect on the date hereof.

     "Person" means any individual, trust, firm, partnership, corporation or any
      ------
other form of public, private or governmental entity or authority.

     "Proceeds" means all products and proceeds (as defined in the UCC) of any
      --------
Collateral, and all proceeds of any such proceeds, including all awards for taking by eminent domain, all proceeds of fire or other insurance, all proceeds obtained as a result of any legal action or proceeding with respect to any Collateral and all leases, chattel paper, accounts, cash and noncash proceeds of any of the Collateral.

     "Railcar Lease" means that railcar lease dated to be effective as of
      -------------
_____________, 1995 between Borrower as lessor and EDC as lessee with respect to the railcar Units relating thereto.

     "Related Company" means any member of any controlled group of corporations
      ---------------
(as defined in the Code) of which Borrower is a party, or any trade or business (whether or not incorporated) which together with Borrower would be treated as a single employer under Section 4001 of ERISA.

     "Reportable Event" shall have the meaning assigned to that term in Title IV
      ----------------
of ERISA, including a reportable event described in Section 4043 of ERISA or the regulations thereunder, a withdrawal from a Plan described in Section 4063 of ERISA, or a creation of operations described in Section 4062(e) of ERISA.

     "Security Interest" collectively means the Liens created for the benefit of
      -----------------
Lender pursuant to the Loan Documents.

     "Subsidiary" means any present or future corporation of which more than 50%
      ----------
of the outstanding stock having by its terms the ordinary voting power to elect a majority of the board of directors, managers or trustees of such corporation is at the time, directly or indirectly through one or more intermediaries, owned or controlled by Borrower and/or one or more of its Subsidiaries, irrespective of whether or not, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency. If at any time, and only for so long as, Borrower has no Subsidiaries, provisions of this Agreement which refer to Subsidiaries shall be of no force and effect insofar a they pertain to Subsidiaries although they shall remain in full force and effect as to all other Persons in question.

     "Treasury Rate" means the rate per annum equal to the yield to maturity for
      -------------
the U.S. Treasury Security having a remaining term to maturity closest to five
(5) years as at (and shall be fixed as of) the close of business on the third Business Day prior to the first day of each Funding Date, as such yield to maturity is reported on page 5 ("U.S. Treasury and Money Markets") of the information ordinarily provided by Telerate Systems Incorporated (provided that if Telerate Systems Incorporated ceases to report such information, then such information shall be taken from any publicly available source of similar data designated by Lender).

     "UCC" means the Uniform Commercial Code (or any successor statute) as from
      ---
time to time in effect in any applicable jurisdiction.

     "Unit" means one or more of the railcars identified collectively as
      ----
Equipment and as may be described in Exhibit "B" hereof.
                                              -
                                       7

                                  ARTICLE 2.
                                  ----------
                                   THE LOAN
                                   --------

      Section 2.1   The Loan. On the basis of the covenants, agreements and
                    --------
representations; of Borrower contained herein and subject to the terms and conditions hereinafter set forth, Lender agrees to lend to Borrower and Borrower agrees to borrow from Lender a sum not to exceed the aggregate principal amount of One Million One Hundred Sixty-Nine Thousand, Eight Hundred Dollars ($1,169,800.00) (collectively, the "Loan"), the proceeds of which are to be disbursed by Lender exclusively for the payment in full of the approved costs and expenses incurred in connection with the construction and the purchase of the Equipment.

      Section 2.2   Disbursement.
                    ------------

      (a) The proceeds of each Loan disbursed under this Agreement shall be evidenced by a Note and shall be secured by Borrower's interest in the Railcar Lease and the other Collateral and all such proceeds shall be disbursed, as aforesaid, directly to and to reimburse Trinity Industries, Inc. for the full purchase price for such Units.

      (b) Limitations on Disbursements. Disbursement of the Loan proceeds shall be made in two (2) fundings. The first disbursement shall be in the amount of $_____________ and shall be made upon the delivery and acceptance of not less than the first five Units. The second disbursement of the Loan proceeds shall be made by Lender upon the final delivery and acceptance of all ten Units, or less if approved by Lender in its sole discretion. In addition to compliance with the conditions of lending provided in section 2.10 hereof, Borrower shall, in connection with each disbursement, execute a pay proceeds letter in form and substance acceptable to Lender directing payment of such loan proceeds directly to Trinity Industries, Inc. and such other persons as may be acceptable to Lender. Borrower shall also deliver to Lender prior to each funding, such invoices, statements, vouchers and other sale documents and proof of ownership by Borrower in connection with each Unit as may be acceptable to Lender. Notwithstanding a partial funding of the Units by the first funding, Lender's lien shall be a first priority lien in all of the Units at any time delivered to Borrower.

      Section 2.3   Repayment of the Loan. Borrower promises to repay the Loan
                    ---------------------
as follows:

      (a) The Loan shall be evidenced by the Notes. Each Note shall be dated concurrently with each disbursement and shall be payable in eighty-four (84) consecutive equal monthly installments of principal and interest from the date thereof at the rate provided in Section 2.4 below, commencing the first day of the month following each disbursement of the Loan proceeds.

     (b) In the event the second disbursement of the Loan proceeds is not disbursed by October 15, 1995, any obligation of Lender to make any further Loan disbursements shall, at Lender's option, terminate.

     (c) Borrower's obligation to pay all amounts payable hereunder is absolute and unconditional and shall not be affected by any circumstance of any character whatsoever, including (i) any setoff, counterclaim, recoupment, defense, abatement or reduction or any right which Borrower may have against Under, the manufacturer or supplier of any of the Equipment or anyone else for any reason whatsoever; (ii) the invalidity, enforceability or disaffirmance of this Agreement or any other Loan Document related hereto; or (iii) the prohibition of or interference with the use or possession by Borrower or any other authorized Person of all or any part of the Equipment, for any reason whatsoever.

      Section 2.4   Interest Charges. The outstanding principal balance of each
                    ----------------
Note shall bear interest at a rate per annum equal to the Treasury Rate plus two point seven percent (2.7%) as fixed at the time of such disbursement. In each instance, interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

      Section 2.5   Late Charge Rate. In the event Borrower fails to pay any
                    ----------------
amount hereunder when due under any Note, the amount on all Notes shall bear charges thereon calculated at the Late Charge Rate. At any time when any Event of Default has occurred, irrespective of any cure periods, and continues for over ten (10) days, Borrower will pay interest on the Loan at the Late Charge Rate.

      Section 2.6   Maximum Interest. In no event shall the interest charged
                    ----------------
with respect to the Obligations exceed the maximum amount permitted under applicable law. Notwithstanding anything to the contrary herein or elsewhere, if at any time the rate of interest called for hereunder or under the Notes or other Loan Document (the "Stated Rate") exceeds the highest rate of interest permissible under any applicable law (the "Maximum Lawful Rate"), then for so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable shall be equal to the Maximum Lawful Rate; provided, however, that if at
                                                   -----------------
any time thereafter the Stated Rate is less than the Maximum Lawful Rate, Borrower shall, to the extent permitted by law, continue to pay interest at the Maximum Lawful Rate until such time as the total interest received by Lender is equal to the total interest which Lender would have received had the Stated Rate been (but for the operation of this provision) the interest rate payable. Thereafter, the interest rate payable shall be the Stated Rate unless and until the Stated Rate again exceeds the Maximum Lawful Rate, in which event this provision shall again apply.

      Section 2.7   Expenses. Borrower agrees to pay on demand all reasonable
                    --------
out of pocket costs and expenses (including reasonable legal, appraisal, accounting, auditing and similar fees) incurred at any time, before or after the Obligations are paid in full, in connection with (i) the enforcement, attempted enforcement, amendment or termination of this Agreement or any of the other Loan Documents, the performance of any of Borrower's duties under this Agreement and the other Loan Documents or any exercise by Lender of its rights and remedies under this Agreement or any other of the Loan Documents, including in connection with a reorganization or bankruptcy reorganization of Borrower or any Affiliate;
(ii) the filing or recordation of all documents or instruments relating to the Collateral; (iii) realizing upon or protecting any Collateral and enforcing and collecting any Obligations or guaranty thereof; and (iv) any Default or Event of Default. Borrower also agrees to reimburse Lender, upon demand, for its legal fees for outside counsel plus any appraisal fees, recording and search fees and
                         ----
related expenses, including travel and other out of pocket expenses of Lender's agents and its counsel, incurred by it in connection with the preparation, negotiation, execution, closing and delivery of the Loan Documents.

      Section 2.8   Prepayment. Provided no Default has occurred and is
                    ----------
continuing, Borrower may prepay a Note in whole, but not in part, on the first day of any month, upon at least thirty (30) Business Days' prior written notice to Lender. Such prepayment of a Note shall be accompanied by the payment of all principal, all accrued but unpaid interest on such Note to the date of prepayment and all outstanding and unpaid costs, fees and expenses. In addition, the prepayment of such Note shall be made with a prepayment fee in an amount equal to the greater of (a) two percent (2.0%) of the outstanding principal
             -------
balance of such Note, or (b) the excess, if any, of (i) the present value of the principal and interest payments which would have been payable during, the remainder of the term in the absence of the prepayment, using a discount rate equal to one percent (1.0%) plus the yield to maturity, as of the Third Business
                            ----
Day prior to the date on which the prepayment is made, on U.S. Treasury Securities having a remaining term to maturity closest to the remaining average life of such Note, as such yield to maturity is reported on page 5. ("U.S. Treasury and Money Markets") of the information ordinarily provided by Telerate Systems Incorporated, over (ii) the principal amount being prepaid. Prepayment of a Note shall not release the Collateral as security for the remaining outstanding Obligations.

      Section 2.9   Mandatory Prepayment/Event of Loss. In the event that any
                    ----------------------------------
Unit of the Equipment shall suffer an Event of Loss, Debtor shall make a prepayment on the Note which reflects the indebtedness relating to the disbursement for that particular Unit, within 30 days after the occurrence of such Event of Loss, in an amount determined (i) by multiplying (a) the unpaid principal amount of such Note by (b) a fraction the numerator of which shall be the Cost of the Unit which suffered the Event of Loss and the denominator of which shall be the original principal amount of such Note (the amount obtained by multiplying (i)(a) and (i)(b) hereof shall be herein referred to as the "Prepaid Principal Amount") (ii) by adding interest accrued, with respect to the Prepaid Principal Amount, to the date of such prepayment and (iii) by adding an amount equal to (a) the applicable Casualty Prepayment Percentage multiplied by
(b) the Prepaid Principal Amount.

      Section 2.10  Conditions of Lending. The obligation of Lender to make any
                    ---------------------
advance hereunder is subject to the prior satisfaction (or waiver in writing and signed by Lender in its sole discretion) of each of the following conditions precedent:

          (a) Representations and Warranties. The representations and warranties
              ------------------------------
      made by Borrower and the Guarantors in the Loan Documents and any certificate, document or financial or other written statement furnished at any time under or in connection herewith shall be true and correct in all material respects on and as of the date given and on and as of the date of the funding of any Loan advance as if made on and as of such date and otherwise in exactly the same language.

          (b) Compliance. Borrower shall have complied and shall then be in
              ----------
      compliance with all the terms, covenants and conditions of the Loan Documents.

          (c) No Default. No Default shall have occurred and be continuing.
              ----------

          (d) No Material Adverse Change. No material adverse change shall have
              --------------------------
      occur-red with respect to the business, financial condition or operations of Borrower since the financial statement of LSB dated December 31, 1994 and Lender shall have received a certificate from the Chief Executive Officer of Borrower to that effect; and no material adverse change shall have occurred with respect to the business, financial condition or operations of EDC or any Guarantor, as may be determined by Lender in the exercise of its reasonable discretion.

          (e) Delivery of Documents. Each of the Loan Documents shall have been
              ---------------------
      executed and delivered to Lender in form and substance satisfactory to Lender and shall be in full force and effect.

          (f) No Change In Law. No change in state or federal law shall have
              ----------------
      been enacted or proposed which would make the Loan unlawful to Lender.

          (g) Opinions of Counsel. Prior to the initial advance, Lender shall
              -------------------
      have received an opinion of legal counsel for

     Borrower, LSB, LSBC and EDC, in form and substance satisfactory to Lender and its counsel, which opinion will include, among other things, opinions affirming Borrower's authority to enter into this Agreement, the perfection and priority of the Security Interest, LSB's and LSBC's authority to enter into the Guaranties and EDC's authority to enter into the Railcar Lease and the enforceability of the Loan Documents and an opinion of ICC counsel relating to the perfection and priority of Lender's Lien in the Equipment.

          (h) UCC Searches. Lender shall have received UCC searches reflecting
              ------------
     Lender's first priority lien in the Collateral.

          (i) Loan Fee and Expenses. Borrower shall pay all Lender's costs and
              ---------------------
     expenses hereunder, including the expenses referenced in Section 2.7 hereof.

          (j) Certificate of Good Standing and Tax Clearances. Lender shall have
              -----------------------------------------------
     received certified copies indicating Borrower and EDC are in good standing under the laws of their state of incorporation and qualified to do business in the states where they do business and such tax clearance certificates as may be required by Lender.

          (k) Proceedings. All proceedings and actions shall have been taken in
              -----------
     connection with the transactions contemplated by this Agreement, and all documents contemplated in connection herewith shall be satisfactory in form and substance to Lender and its counsel.

          (l) Evidence of Insurance. Lender shall receive evidence of all
              ---------------------
     insurance required by the terms of this Agreement and the Loan Documents.

          (m) Termination of Liens. Lender shall have received duly executed UCC
              --------------------
     termination statements and other instruments in form and substance satisfactory to Lender, as shall be necessary to terminate and satisfy any Liens on the Collateral except for Permitted Liens.

          (n) Certificate of Incumbency of Borrower. Prior to initial advance,
              -------------------------------------
     Lender shall have received a certificate of incumbency of Borrower signed by Borrower's Secretary or Assistant Secretary, which certificate shall certify the names of the officers of Borrower authorized to execute any Loan Documents and any other related documents on behalf of Borrower, together with the signatures of such officers, and Lender may conclusively rely on such certificate until receipt of a further certificate of the Secretary or Assistant Secretary of Borrower canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

          (o) Resolutions of Borrower. Prior to initial advance, Lender shall
              -----------------------
     have received a certified copy of all corporate proceedings of Borrower evidencing that all action required to be taken in connection with the authorization, execution, delivery, and performance of this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, has been duly taken.

          (p) Other Required Documentation. Borrower shall have executed and/or
              ----------------------------
     delivered such other documents, instruments, agreements or items as Lender may reasonably require.

     Section 2.11  Place and Form of Payments. Unless Lender otherwise directs
                   --------------------------
in writing, all payments and prepayments permitted or required by any Loan Document shall be made in immediately available funds and not later than the time necessary for good funds to be credited on the same day received at Lender's account in accordance with the instructions annexed hereto as Rider
                                                                       -----
2.11 or to such other location as Lender shall hereafter designate to Borrower
----
in writing. Whenever any payment is stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees.

                                  ARTICLE 3.
                                  ----------
                         SECURITY FOR THE OBLIGATIONS
                         ----------------------------

      Section 3.1   Grant of Security Interest. As collateral security for the
                    --------------------------
prompt and due payment and performance of the Obligations including all indebtedness and obligations of Borrower to Lender under the Loan Documents, the DSN Plant Loan Documents and the Mixed Acid Plant Loan Documents, Borrower hereby assigns to Lender and grants to Lender a continuing first priority lien on and security interest in all of Borrower's right, title and interest in and to, but none of its obligations or liabilities respecting, the following property, present or future, tangible or intangible, now owned or existing or hereafter acquired or arising:

          (a) All right, title and interest of Borrower in and to the Equipment including each of the Units described in Exhibit "B" hereto, including all
                                                       -
     additions, alterations or modifications thereto or replacements of any part thereof, whether made, performed or acquired and all other items of tangible personal property of any kind acquired by Borrower in connection with the acquisition of the Equipment, in each case whether now owned by Borrower or hereafter acquired, together with all logs, manuals and data and inspection, maintenance and modifications, and overhaul records (and all rights and interests therein that Borrower may have) relating to the Equipment whether maintained pursuant to applicable law or otherwise;

          (b) the Railcar Lease and the Consulting Agreement including, without limitation, all amounts of rent thereunder, insurance proceeds, sale proceeds, requisition, indemnity and other payments of any kind for or with respect to the Equipment or otherwise and all rights of Borrower as lessor to exercise any election or option or to make any decision or determination or to give any notice, consent or waiver or approval under or in respect of the Railcar Lease or to accept any surrender of any Units or any part thereof, as well as all rights, powers and remedies on the part of Borrower as lessor, whether arising under the Railcar Lease or by statute or at law or in equity or otherwise, arising out of an Event of Default;

          (c) all tolls, rents, issues, profits, products, insurance proceeds, revenues and other income of the property subject or required to be the subject to the Len of this Agreement;

          (d) all documents, instruments, rentals and other riots to payment relating to the Equipment, the Railcar Lease and the Consulting Agreement and all other agreements, contracts, chattel paper, contract rights, rights to payment, general intangibles and insurance policies and surety bonds relating thereto and all proceeds of the foregoing; and

          (e) any and all Proceeds in the products of the foregoing, including all monies, rentals, accounts, general intangibles, deposit accounts, documents, instruments, chattel paper, goods, insurance proceeds, and any other tangible or intangible property received with respect to any of the foregoing, including any sale or other disposition thereof.

     Section 3.2   Continuing Obligation. Except with respect to those
                   ---------------------
Permitted Liens and those liens which by law are accorded a first priority, Borrower shall take all action necessary to grant Lender a valid first priority lien on and security interest in all Collateral on the first Funding Date, and to maintain at all times the validity, enforceability, perfection and first priority of the Security Interest. Until the Obligations are fully paid and satisfied, Borrower will at all times do, make, execute, deliver, record, register or file all such financing statements, fixture filings, deeds of trust, mortgages, assignments, certificates, charges, instruments, acts, pledges, assignments and transfers (or cause the same to be done) and will deliver to Lender such instruments constituting or evidencing the Collateral, as Lender may request, to assure, continue or establish the validity, enforceability, perfection and first priority (except for Permitted Liens) of the Security Interest. To the extent permitted by applicable law, Borrower hereby authorizes Lender to: (i) sign Borrower's name and on behalf of such Borrower to execute and file mortgages, deeds of trust, financing statements, and notices of lien necessary to protect or perfect the security interest granted herein in any or all of the Collateral and (ii) file a carbon, photocopy or other reproduction of this Agreement or any of the other Loan Documents as a financing statement in each case which Lender, in its discretion, deems necessary or desirable to perfect or maintain the perfection of the Security Interest.

                                  ARTICLE 4.
                                  ----------
                       ADMINISTRATION OF THE COLLATERAL
                       --------------------------------

      Section 4.1   The Equipment. Borrower, at its own cost and expense, will
                    -------------
keep, or cause EDC to keep, the Equipment in good operating condition and repair, except for normal wear and tear, and will not waste or destroy, or allow EDC to waste or destroy, such Equipment, or any part thereof, or be negligent in the care and use thereof and will make all necessary replacements thereof and repairs thereto. Borrower shall promptly inform Lender of any material additions to such Equipment and of any material loss, damage, or destruction of such Equipment. Borrower win not permit any Equipment to become a fixture to any real property or an accession to any other personal property, unless Lender has a first priority perfected Security Interest in such real or personal property or has been provided with such waivers or consents as Lender may reasonably require. Borrower shall, promptly upon Lender's request, deliver to Lender any and all evidence of ownership of such Equipment.

      Section 4.2   No Lender Liability. Lender shall have no duty of care with
                    -------------------
respect to any Collateral unless and until it takes the same into its own possession or control. Lender shall be deemed to have satisfied its duty of due care with respect to Collateral in its custody and control if it accords to such Collateral treatment substantially equal to the treatment Lender accords its own property, or if Lender takes such action with respect to the Collateral as Borrower requests in writing, but no failure to comply with any such request nor any omission to do any such act requested by Borrower shall be presumptively deemed, from that failure or omission, an absence of reasonable care. Lender shall not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof, unless caused by Lender's gross negligence or willful misconduct. Lender does not, by anything contained herein or in any other Loan Document or otherwise, assume any obligation of Borrower under Railcar Lease or any other contract or agreement assigned to Lender or in which

Under is granted a security interest, and Lender shall not be responsible in any way for the performance by Borrower of any of the terms and conditions thereof.

     Section 4.3    Use of Equipment; Identification.
                    --------------------------------

          (a) Borrower shall use the Equipment in a careful and proper manner, will comply with and conform to all governmental laws, rules and regulations relating thereto including all ICC rules and regulations, and win cause the Equipment to be operated properly or in substantial accordance with the manufacturer's or supplier's instructions or manuals and only by competent and duly qualified personnel.

          (b) Borrower shall not move any of the Equipment from the continental United States without the prior written consent of Lender.

          (c) Upon Under's written request and at Borrower's sole expense, Borrower shall attach to each item of Equipment a notice satisfactory to Lender disclosing Lender's security interest in such item of Equipment.

                                  ARTICLE 5.
                                  ----------
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     To induce Lender to enter into this Agreement and to make the Loan, Borrower represents and warrants to Lender as set forth below. The representations and warranties of Borrower contained in this Article 5 and otherwise herein and in any other Loan Document shall remain operative and in full force and effect regardless of any investigation made by or on behalf of Lender and shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of the Loan.

     Section 5.1    Organization and Qualification.  Borrower is duly
                    ------------------------------
incorporated and organized and is validly, existing as a corporation in good standing under the laws of the State of Oklahoma, with all power (corporate or otherwise) to own, lease and operate the Equipment and its other properties and assets and to carry on its business in the manner in which such business is now conducted. Borrower is duly licensed and qualified to do business and is in good standing in every state where failure to be so licensed or qualified and in good standing would have a material adverse effect on its business, properties or assets.

     Section 5.2    Concerning the Loan Documents.  Borrower has the power to
                    -----------------------------
authorize, execute and deliver the Loan Documents to which Borrower is a party, to incur and perform its Obligations hereunder and thereunder, and, as applicable, to grant the Security Interest. Borrower has duly taken all necessary corporate action to authorize the execution, delivery and performance of such Loan

Documents, and no consent, approval or authorization of, or declaration or filing with, any governmental or other public body, or any other Person (including without limitation any stockholders, trustees or holders of Indebtedness of Borrower), is required in connection with such authorization, execution, delivery and performance by Borrower or the consummation of the transactions contemplated hereby or thereby. Such Loan Documents have been duly authorized, executed and delivered by or on behalf of Borrower, and constitute the legal, valid and binding Obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

     Section 5.3    Guaranties. Each Guarantor has the power to authorize,
                    ----------
execute and deliver its Guaranty and to incur and perform its obligations under its Guaranty. Each Guarantor has duly taken all necessary corporate action to authorize the execution, delivery and performance of its Guaranty, and no consent approval or authorization of, or declaration or filing with, any governmental or other public body, or any other Person (including without limitation any stockholders, trustees or holders of Indebtedness of such Guarantor), is required in connection with such authorization, execution, delivery and performance by such Guarantor. Each Guarantor's Guaranty has been duly authorized, executed and delivered by or on behalf of such Guarantor, and constitutes the legal valid and binding obligations of such Guarantor and is enforceable against such Guarantor in accordance with its terms.

     Section 5.4    Equipment. All Equipment is in good operating order and
                    ---------
condition and repair, except for ordinary wear and tear, is used or useful in the business of Borrower and is readily moveable without harm or damage. The invoices previously delivered to Lender by Borrower respecting the Equipment are genuine, true and accurate, and the descriptions of the Equipment set forth in the Disclosure Schedule are true, complete and accurate.

     Section 5.5    Title to the Equipment. Except for the Security Interest and
                    ----------------------
Permitted Liens and subject to the right of quiet enjoyment under the Railcar Lease, Borrower has good, and merchantable title to the Equipment and other Collateral, and such Equipment or any other Collateral is not nor will be subject to any Lien. The provisions of the Loan Documents create legal, valid and enforceable security interests in and liens on all of the Equipment and other Collateral, and the Loan Documents and such UCC and ICC filings create a perfected and continuing first priority security interest upon the Equipment, and are enforceable against Borrower and all third parties.

     Section 5.6    Financial Condition. Borrower has furnished to Lender LSB's
                    -------------------
consolidated and consolidating financial statements as of December 31, 1994, accompanied by the report of LSB's independent certified public accountants, which statements present fairly in all material respects the consolidated and consolidating financial position of LSB and its consolidated Affiliates as of the date thereof. Such financial statements have been prepared in accordance with GAAP. From the date of such financial statements to the date of the execution of this Agreement, there has not been any material adverse change from the financial condition reflected in such financial statements or in Borrower's business or condition since the date thereof. As of the date hereof, Borrower has no direct or contingent material liabilities which are not provided for or reflected in such financial statements.

     Section 5.7    Litigation. There are no actions, suits, proceedings or
                    ----------
investigations pending or, to the knowledge of Borrower, threatened against or affecting Borrower or EDC as it may affect the Loan, Equipment or Railcar Lease or the DSN Plant Loan or the Mixed Acid Plant Loan, nor to the knowledge of Borrower is there any basis therefor on the date of this Agreement.

     Section 5.8    Disclosure. No representation or warranty made by Borrower
                    ----------
hereunder and no written information, exhibit, report, document or certificate furnished by or on behalf of Borrower or any Affiliate to Lender in connection with this Agreement, contained or will contain, as of its date or as of any
                                                                        ---
Funding Date, any material misstatement of fact or omits, as of its date, to state a material fact or any fact necessary to make the statements contained therein not misleading. There is no fact known to Borrower that materially adversely affects or that, insofar as Borrower can now reasonably foresee, may materially adversely affect, the condition, financial or otherwise, operations, properties or prospects of Borrower and Affiliates, or the ability of Borrower to carry out its Obligations under any Loan Document.

     Section 5.9    Tax Returns and Payments. Borrower has filed all federal,
                    ------------------------
state and local tax returns and other reports which it was required by law to file on or prior to the date hereof and has paid all taxes, assessments, fees and other governmental charges and penalties and interest, if any, payable against it or its property, income or franchise, that are due and payable, and Borrower does not have any knowledge of any actual or proposed deficiency or additional assessment in connection therewith. The charges, accruals and reserves on the books of Borrower in respect of federal, state and local taxes for all open years, and for the current fiscal year, make adequate provision for all unpaid tax liabilities for such periods.

     Section 5.10   Compliance with Other Instruments. Neither Borrower nor EDC
                    ---------------------------------
is in violation of any material term or provision of its certificate of incorporation or by-laws, or of any material mortgage, indenture, contracts agreement, instrument, or other undertaking to which Borrower or EDC is a party or which purports to be binding on Borrower or EDC, or any of the assets of Borrower or EDC or, except as disclosed to Lender pursuant to Section 5.13 hereof, of any judgment, decree, order or any material statute, rule or governmental regulation applicable to it. The execution, delivery and performance of this Agreement and the other Loan Documents do not and will not violate or otherwise conflict with any such term or provision or result in the creation of any security interest, lien, charge or encumbrance upon any of the Collateral, except the Security Interest.

     Section 5.11   Pension Plans.  Borrower has not participated in any
                    -------------
"prohibited transactions", as defined in Section 4975 of the Internal Revenue Code, that could subject Borrower to any tax or penalty imposed by said Section 4975 (other than prohibited transactions that have been "corrected", as defined in said Section 4975). Since the effective date of the Employee Retirement Income Security Act of 1974, as from time to time amended ("ERISA"), Borrower has not incurred any "accumulated funding deficiency", as such term is defined in Section 302 of ERISA (other than any accumulated funding deficiency that has been "corrected", as defined in Section 4971(c)(2) of the Internal Revenue Code.

     Section 5.12   Labor Relations. To the best knowledge of Borrower after due
                    ---------------
inquiry, Borrower and EDC are in material compliance with the Fair Labor Standards Act. To the best knowledge of Borrower after due inquiry, neither Borrower nor EDC is engaged in any unfair labor practice. To the best knowledge of Borrower after due inquiry, there are: (i) no unfair labor practice complaints pending or, to the bet knowledge of Borrower, threatened against Borrower of EDC and no grievance or arbitration proceedings arising out of or under collective bargaining agreements are so pending or, to the best knowledge of Borrower, threatened; (ii) no strikes, work stoppages or controversies pending or threatened between Borrower or EDC and any of their employees (other than employee grievances arising in the ordinary course of business); and (iii) no union representation questions exist with respect to the employees of Borrower or EDC and no union organizing activities taking place which would have a material adverse effect on the financial condition, results of operations or business of Borrower or EDC;

     Section 5.13   Environmental Laws.  Except as disclosed by Borrower to
                    ------------------
Lender ("Environmental Disclosure Documents"), to the best knowledge of Borrower after due inquiry, as of the date hereof (a) the operations of Borrower or EDC (with respect to the Mixed Acid Plan, the DSN Plan or the Equipment) comply in all material respects with all applicable Environmental Laws; (b) none of the operations of Borrower or EDC (with respect to the Mixed Acid Plant, the DSN Plant or the Equipment) is subject to any judicial or administrative proceeding alleging the violation of any Environmental Laws; (c) none of the operations of Borrower or EDC (with respect to the Mixed Acid Plant, the DSN Plant or the Equipment) is the subject of federal or state investigation evaluating whether any remedial action is needed to respond to a release of any Hazardous Substance into the environment; (d) neither Borrower nor EDC (with respect to the Mixed Acid Plant, the DSN Plant or the Equipment) has filed any notice under any federal or state law indicating past or present treatment, storage or disposal of a Hazardous Substance or reporting a spill or release of a Hazardous Substance into the environment; and (e) neither Borrower nor EDC (with respect to the Mixed Acid Plant, the DSN Plant or the Equipment) has any known material contingent liability in connection with any release of any Hazardous Substance into the environment. The materiality standard used in this Section shall be exceeded if the facts giving rise to a breach or breaches of the representations or warranties contained herein might result in liability in excess of $250,000 in the aggregate.

     Section 5.14   Trade Names. Other than as disclosed on the Disclosure
                    -----------
Schedule, Borrower, during the past five years, has not used any corporate name other than its present corporate name (which is set forth in the introductory paragraph of this Agreement) and has not been known by or used any fictitious, trade or "doing business" name.

     Section 5.15   Subsidiaries. The Disclosure Schedule contains a correct and
                    ------------
complete list of the name and relationship to Borrower of each and all of Borrower's Subsidiaries, if any, and the location of the chief executive office of each Subsidiary.

     Section 5.16   Loans and Affiliate Payments. The Disclosure Schedule fully
                    ----------------------------
and completely sets forth all notes and Indebtedness together with the amount and schedule of any material payments owed by Borrower to officers, directors, stockholders and Affiliates of Borrower.

     Section 5.17   Permits. Licenses. Borrower possesses all material permits,
                    -------
franchises, contracts and licenses required and owns or has the right to use all trademarks, trade names, patents and fictitious name rights necessary to enable it to conduct the business in which it is engaged without conflict with the rights of others.

     Section 5.18   Broker's or Transaction Fees. Borrower has no obligation to
                    ----------------------------
any Person for any finder's, broker's or investment banker's fee in connection with the transactions contemplated hereby.

     Section 5.19   Taxpayer ID No. and Chief Executive Office. Borrower's
                    ------------------------------------------
taxpayer identification number is 731456545. Borrower's chief executive office is located at 16 South Pennsylvania Avenue, Oklahoma City, OK 73107, and Borrower's principal place of business is located in Oklahoma City.

     Section 5.20   No Default. No Default has occurred under this Agreement.
                    ----------

                                  ARTICLE 6.
                                  ----------
                             AFFIRMATIVE COVENANTS
                             ---------------------

     Borrower covenants and agrees that, so long as all or any portion of the Obligations remain unpaid or unsatisfied, it will, at its own cost and expense:

     Section 6.1    Financial and Other Information. Promptly furnish to Lender
                    -------------------------------
or its agents all such financial or other information as Lender shall reasonably request, and, at the request of Lender, notify its auditors and accountants that Under is authorized to obtain such information directly from them. Without limitation of the foregoing, Borrower will furnish to Lender in such detail as Lender shall request:

          (a) Not later than 120 days after the close of each Fiscal Year of Borrower, unaudited balance sheets of Borrower as at the end of such Fiscal Year and related unaudited statements of income, expense and retained earnings and statements of cash flow of Borrower for such year, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting in all material respects the financial position of Borrower and the results of operations of Borrower for the Fiscal Year then ended, and prepared in accordance with GAAP. Such statements shall be accompanied by a certificate of the chief financial officer or chief accounting officer of Borrower.

          (b) Not later than 90 days after the close of each fiscal quarter of Borrower, unaudited balance sheets of Borrower as at the end of such period, and unaudited statements of income and expense from the beginning of the Fiscal year to the end of each such period, for Borrower, all in reasonable detail, fairly presenting in all material respects the financial position and results of operations of Borrower, in each case, prepared in accordance with GAAP and consistent with the audited financial statements required pursuant to Section 6.1(e). Such statements shall be accompanied by a certificate of the chief financial officer or accounting officer of Borrower stating that, based upon such examination or investigation as such officer shall have deemed necessary to enable him to render an informed opinion in respect thereof, to the best of his knowledge and belief the financial statements are materially correct and no Default exists under this Agreement and is continuing except for those, if any, described in such certificate in reasonable detail.

          (c) Not later than 120 days after the close of each Fiscal Year of EDC, audited consolidated and unaudited consolidating balance sheets of EDC and its consolidated Subsidiaries as at the end of such Fiscal Year and related audited consolidated and unaudited consolidating audited statements of income, expense and retained earnings and statements of cash flow of EDC and its consolidated Subsidiaries for such year, all in reasonable detail, fairly presenting in all material respects the financial position of EDC and its consolidated Subsidiaries and the results of operations of EDC and its consolidated Subsidiaries for the Fiscal Year then ended, and prepared in accordance with GAAP. Such statements required hereunder shall be examined and accompanied by a report of independent certified public accountants which shall not contain any qualifications or exceptions as to scope.

          (d) Not later than 90 days after the close of each fiscal quarter of EDC, unaudited consolidated and consolidating balance sheets of EDC and its consolidated Subsidiaries as at the end of such period, and consolidated and consolidating statements of income and expense from the beginning of the Fiscal Year to the end of each such period, for EDC and its consolidated Subsidiaries, all in reasonable detail, fairly presenting in all material respects the consolidated and consolidating financial position and results of operations of EDC and its consolidated Subsidiaries, in each case, prepared in accordance with GAAP and consistent with the audited financial statements required pursuant to Section 6.1(c) above, and
                                                       ------
     certified to be materially correct by the chief financial officer or the chief accounting officer of EDC.

          (e) Not later than 120 days after the close of each Fiscal Year of LSB, LSB's 10K Report filed with the Securities and Exchange Commission, the audited consolidated and unaudited consolidating balance sheets of LSB and its consolidated Affiliates as at the end of such Fiscal Year and related audited consolidated and unaudited consolidating statements of income, expense and retained earnings and audited statements of cash flow of LSB and its consolidated Affiliates for such year, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting the financial position of LSB and its consolidated Affiliates and the results of operations of LSB and its consolidated Affiliates for the Fiscal Year then ended, and prepared in accordance with GAAP. Such statements required hereunder shall be examined and accompanied by a report of independent certified public accountants which shall not contain any qualifications as to scope; and such report shall also be accompanied by a certificate of such accountants stating that in the course of performing their examination such accountants did not become aware of the existence of any default under this Agreement, except for those, if any, described in such certificate in reasonable detail. In addition, the chief financial officer or accounting officer of LSB shall provide a certificate which shall also include a statement by such officer that no breach, default or event of default has occurred and is continuing under any document to which LSB or any consolidated Affiliate is a party that evidences any Indebtedness of LSB or any such Affiliate which exceeds, individually or together with any related Indebtedness, $5,000,000, or if any such breach, default or event of default has occurred, explaining the nature of such breach, default or event of default and the status thereof. Such certificate shall also include a statement from such officer that LSB is in compliance with all covenants contained in this Agreement relating to the financial condition of LSB, and such statement shall be accompanied by the calculations of such financial covenants.

          (f) Not later than 90 days after the close of each fiscal quarter of LSB, LSB's 10Q Report filed with the Securities and Exchange Commission and the unaudited consolidated balance sheets of LSB and its consolidated Affiliates as at the end of such period, and unaudited consolidated statements of income and expense from the beginning of the Fiscal year to the end of each such period, for LSB and its consolidated Affiliates, all in reasonable detail, fairly presenting in all material respects the consolidated financial position and results of operations of LSB and Affiliates, in each case, prepared in accordance with GAAP and consistent with the audited financial statements required pursuant to Section 6.1(e)
                                                                        ------
     above. Such statements shall be accompanied by a certificate of the chief financial officer or the chief accounting officer of LSB stating that, based upon such examination or investigation as such officer shall have deemed necessary to enable him to render an informed opinion in respect thereof, to the best of his knowledge and belief, such financial statements are materially correct and no Default under this Agreement exists and is continuing except for those, if any, described in such certificate in reasonable detail. Such certificate shall also include a statement from such officer that LSB is in compliance with all financial covenants contained in this Agreement relating to the financial condition of LSB, and such statement shall be accompanied by the actual calculations of such financial covenants.

          (g) Promptly after Borrower or any Affiliate receives the same, copies of management letters provided to Borrower by its independent certified public accountants;

          (h) Promptly after their preparation, copies of any and all proxy statements, financial statements, and reports which Borrower, or LSB or EDC sends to its shareholders or holders of its Indebtedness, and copies of any and all periodic special reports, as well as registration statements, filed by Borrower, LSB or EDC with the Securities and Exchange Commission or similar State authority;

          (i) Deliver to Lender within 30 days of the end of each quarter, a compliance certificate signed by Borrower's Chief Financial Officer or the Chief Accounting Officer certifying that Borrower is in compliance with all of the terms and conditions of the Agreement and that no Default exists.

          (j) Such additional information as Lender may from time to time reasonably request regarding the financial and business affairs of Borrower or any Subsidiary or Guarantor and which are kept in the ordinary course of business.

     Section 6.2    Access.  At all reasonably times, and from time to time,
                    ------
permit Lender or its agents to inspect the Collateral and to audit, examine and make extracts from or copies of any of its books, ledgers, reports, correspondence and other records.

     Section 6.3    Taxes. Promptly pay and discharge all taxes, assessments and
                    -----
other governmental charges prior to the date on which same are past due, establish adequate reserves for the payment of such taxes, assessments and other governmental charges, make all required withholding and other tax deposits, and, upon request, provide Lender with receipts or other proof that any or all of such taxes, assessments or governmental charges have been paid in a timely fashion; provided, however, that nothing contained herein shall require the payment of any tax, assessment or other governmental charge so long as its validity is being contested in good faith and by appropriate proceedings diligently conducted.

     Section 6.4    Maintenance of Properties: Insurance.
                    ------------------------------------

          (a) Borrower shall, at Borrower's sole cost and expense, defend all Collateral against the claims or demands of all other parties; keep the Collateral in good operating condition and repair and in compliance with all laws (except normal wear and tear); and Borrower and EDC shall insure all Equipment, including insurance relating to the leasing of the Units, in coverage, form and amount satisfactory to Lender with a carrier reasonably acceptable at all times to Lender with no greater deductible amount than $250,000 per occurrence. Insurance on the Equipment shall be in an amount equal to the greater of the full replacement value of each Unit thereof, or 100% of the outstanding balance of the Loan. Borrower and EDC shall also maintain (i) all risk insurance covering 100% of the replacement cost of each Unit of the Equipment in the event of fire, lightning, windstorm, earthquake, vandalism, malicious mischief and all other risks normally covered by "all risk" policies; (ii) product liability insurance in an amount customary for the businesses conducted by Borrower and EDC; and (iii) general public liability insurance in an amount satisfactory to Lender, but in no event less than Fifteen Million Dollars ($15,000,000) per occurrence, for bodily injury and property damage. Borrower and EDC shall also maintain workers' compensation insurance in accordance with Borrower's and EDC's usual practices. Each insurance policy shall be endorsed in favor of Lender as additional loss payee in form and substance satisfactory to under, and provide that any proceeds payable thereunder will be paid to Borrower and Lender as their interest may appear. Each policy shall provide that if such insurance is cancelled for any reason whatsoever, or if any substantial change is made in the coverage which affects Lender, or if such insurance is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to Lender until 30 days after receipt by Lender of written notice from the carrier thereof. Borrower hereby directs all insurers under such policies to pay all proceeds with respect to losses of Collateral to Lender. With respect to occurrences giving rise to insurance proceeds paid with respect to losses, Lender shall, so long as no uncured Default exists, release such proceeds to Borrower after receipt of evidence of satisfactory repair, replacement or reconstruction of the assets subject to such casualty. All such insurance policies shall provide that they are primary, without any right of contribution from any other insurance carried by he Lender; that such insurers waive any rights of set-off, recoupment, counterclaims, deduction or subrogation against under; and that all losses are payable notwithstanding any act or negligence of Borrower or any other Person, any breach of violation by Borrower or any other Person of any warranty, declaration, condition or other provision contained in any such policy or any foreclosure, notice of sale or other proceeding in respect of the Units, or any change in title to or ownership of any of the Units.

          (b) On each policy anniversary, Borrower shall furnish Lender with a certification of all insurance required by this Section 6.4. Such
                                                             ---
     certification shall be in the form of Exhibit "D" hereto and shall identify
                                                   ---
     the insurers, underwriters, the type of insurance, the insurance limits and the policy term, and shall specifically list the special provisions enumerated for such insurance required by this Section 6.4.
                                                            ---

          Upon request, Borrower will furnish Lender with copies of all insurance policies, binders, cover notes and other evidence of such insurance.

          (c) Borrower shall at its sole expense, and shall cause EDC, to (i) keep and maintain the Units in good repair and operating condition in conformance with the manufacturer's recommended normal maintenance practices; the Interchange Rules of the Association of American Railroads ("AAR"); the Federal Railroad Administration safety requirements, and any other manufacturer or governmental recommendations, guidelines or regulations, as the same may be amended from time to time.

     Section 6.5    Business. Take all necessary steps to preserve its corporate
                    --------
existence and its right to conduct business in all state in which the nature of its business or the ownership of it property requires such qualification.

     Section 6.6    Compliance. Use reasonable efforts to comply in all material
                    ----------
respects with all applicable laws and duly observe all valid requirements of all applicable governmental authorities, including all statutes, rules and regulations relating to public and employee health and safety and social security and withholding taxes. Borrower may contest or dispute any taxes, assessments or impositions in good faith, so long as such contest or dispute does not result in the creation or incurring of any liens against Lender's Collateral and Borrower maintains adequate reserves as required under GAAP for the satisfaction of the disputed tax, assessment or imposition.

     Section 6.7    Litigation. Except as disclosed in the Environmental
                    ----------
Disclosure Documents referred to in Section 5.13, promptly notify Lender in
                                            ----
writing of any action, suit, proceeding, or counterclaim against, or of any investigation of, Borrower or any of the Collateral, if. (i) the outcome of such litigation, proceeding, counterclaim, or investigation would materially and adversely affect the Collateral or the finances or operations of Borrower or EDC; or (ii) such litigation, proceeding, counterclaim, or investigation questions the validity of this Agreement or any other Loan Document or any action taken or to be taken pursuant thereto.- Borrower shall furnish to Lender such information regarding any such litigation, proceeding, counterclaim, or investigation as Lender shall. request.

     Section 6.8    Environmental Laws.
                    ------------------

          (a) Except as disclosed in the Environmental Disclosure Documents referred to in Section 5.13, give written notice to Lender immediately upon
                            ----
     receipt of any notice that (i) the operations of Borrower or EDC with respect to the Equipment are not in material compliance with requirements of applicable Environmental Laws; (ii) Borrower or EDC with respect to the Equipment is subject to federal or state investigation evaluating whether any remedial action is needed to respond to the release of any Hazardous Substance into the environment which would have a material adverse effect on Borrower; or (iii) any properties or assets of Borrower or EDC with respect to the Equipment are subject to an Environmental Lien. As used herein, "Environmental Lien" means a lien in favor of any governmental entity for (A) any liability under any Environmental Laws, or (B) damages arising from or costs incurred by such governmental entity in response to a release of a Hazardous Substance into the environment.

          (b) Except as disclosed in the Environmental Disclosure Documents referred to in Section 5.13, without limiting the generality of any of
                            ----
     Borrower's other covenants and agreements, the operations of Borrower or EDC with respect to the Equipment shall at all times comply in all material respects with all applicable Environmental Laws. The materiality standard used in this Section 6.8, shall be exceeded if the facts giving rise to a
                          ---
     breach or breaches of the covenant herein is likely to result in liability in excess of $125,000 in the aggregate.

     Section 6.9    Notices. Promptly notify Lender in writing of any Default or
                    -------
of any default by any party under Railcar Lease, the Consulting Agreement, or as required by Sections 6.7 and 6.8 of this Agreement. The failure of Borrower to
                     ---     ---
promptly give Lender such notice of any Default of which it is aware, shall, at Lender's option, eliminate any cure period for such Default.

     Section 6.10   Tangible Net Worth. LSB shall maintain at all times, on a
                    ------------------
consolidated basis, a minimum tangible net worth of $80,000,000 after subtracting treasury stock and $91,421,000 before subtracting treasury stock from the date hereof to December 31, 1995 and $92,800,000 at all times thereafter. Notwithstanding the foregoing, the tangible net worth after subtracting treasury stock shall not be less than $83,000,000 at December 31, 1995 and $85,000,000 at December 31, 1996 and thereafter. The term tangible net worth is defined as total stockholders' equity, after deducting any treasury stock, less all assets that are considered intangible assets under GAAP
       ----
(including but not limited to goodwill, patents, trademarks, certain deferred charges (as approved by Lender) and customer lists).

     Section 6.11   Change of Ownership. LSB shall at all times hold not less
                    -------------------
than one hundred percent (100%) of each class of stock of LSBC and, at all times, LSBC shall hold, directly or indirectly, one hundred percent (100%) of each class of stock of Borrower.

     Section 6.12   Use of Proceeds. Use the proceeds of the Loan for Equipment
                    ---------------
costs, fees and expenses in accordance with Article 2 hereof.

     Section 6.13   Books. Keep proper books of record and account in which
                    -----
full, true and correct entries in accordance with GAAP will be made of all dealings or transactions in relation to its business and activities.

                                  ARTICLE 7.
                                  ----------
                              NEGATIVE COVENANTS
                              ------------------

     So long as all or any portion of the Obligations remains unpaid, Borrower covenants and agrees that, without Lender's prior written consent, which consent will not be unreasonably withheld, Borrower shall not:

     Section 7.1    Corporate Structure. Merge, reorganize or consolidate with
                    -------------------
or acquire any Person or make any investment in the securities of any Person.

     Section 7.2    Dividends, Distributions, Redemptions. Declare or pay any
                    -------------------------------------
dividends or other distributions upon any stock or make any distribution of Borrower's property or assets or redeem, retire, purchase or otherwise acquire, directly or indirectly, Borrower's stock.

     Section 7.3    Loans, Investments, Affiliate Payments, Salaries. Make any
                    ------------------------------------------------
loans or other advances of money (other than compensation) to any Person; make any payments to any officers, directors, stockholders or Affiliates on any existing loans except as set forth on the Disclosure Schedule or pursuant to the Administrative Services Agreement between Borrower and LSB, or payments to LSB for Borrower's pro rata share of taxes with respect to Borrower's business, or permit the annual compensation and all other direct and indirect remuneration to its officers to increase more than fifteen percent (15%) per year.

     Section 7.4    Change in Business, Structure or Business Location. Make any
                    --------------------------------------------------
material change in the capital structure or any of Borrower's business objectives, purposes and operations; engage, directly or indirectly, in any business other than ownership of the Mixed Acid Plant, the Equipment acquired with the Loan, the DSN Plant financed by the DSN Plant Loan, and all items related thereto; or change the location of its chief executive office without thirty days' prior written notice to Lender.

     Section 7.5    Guaranties. Borrower shall not guaranty or otherwise, in any
                    ----------
way, become liable with respect to the Indebtedness or liabilities of any Person.

     Section 7.6    Sale of Property. Offer to sell, convey, assign, transfer,
                    ----------------
exchange, lease (except pursuant to the Railcar Lease, or to the extent permitted in the Mixed Acid Plant Loan Documents or the DSN Plant Loan Documents or the Rail Car Loan Documents) or otherwise dispose of any Collateral, or, on an annual basis, any other real or personal property having a value in excess of $25,000, except sales of supplies, equipment and inventory in the ordinary course of Borrower's business and trade-ins on new purchases, provided that Lender shall have a first priority perfected lien on any new purchases of property.

     Section 7.7    Prepayment. Borrower shall not prepay any Indebtedness,
                    ----------
except the Obligations in accordance with this Agreement.

     Section 7.8    Liens.  Create, incur, assume or suffer to exist any Lien
                    -----
upon any Collateral except Liens in favor of Lender and Permitted Liens and the Railcar Lease and the Consulting Agreement.

     Section 7.9    Pension Plans. To the knowledge of Borrower, with respect to
                    -------------
all Pension Plans: (a) incur any liability to the Pension Benefit Guaranty Corporation; (b) participate in any prohibited transaction involving any of such plans or any trust created thereunder which would subject Borrower to a tax or penalty on prohibited transactions imposed under Code Section 4975 or ERISA; (c) fail to make any contribution which it is obligated to pay under the terms of such plan; (d) allow or suffer to exist any occurrence of a Reportable Event, or any other event or condition which presents a risk of termination by the Pension Benefit Guaranty Corporation of any such plan; or (e) incur any withdrawal liability with respect to any multiemployer Pension Plan which is not fully bonded.

     Section 7.10   Borrower's Name. Change Borrower's corporate name or use any
                    ---------------
trade name or style unless Borrower shall first give Lender thirty days prior written notice of the change in question.

     Section 7.11   Changes to Railcar Documents. Make any alterations,
                    ----------------------------
amendments or modifications of any provisions of (a) the Railcar Lease, (b) the Consulting Agreement or (c) the Administrative Services Agreement dated September 19, 1994 between LSB and Borrower.

     Section 7.12   Other Debts. Except for Permitted liens, Borrower shall not
                    -----------
have outstanding or incur any direct or contingent Indebtedness (other than those to Lender) or lease obligations or to become liable for the Indebtedness of others without Lender's written consent. This does not prohibit (subject to other restrictions herein):

          (a) Acquiring goods, supplies, services or merchandise on normal trade credit, or payroll obligations or obligations under the Administrative Services Agreement between LSB and Borrower;

          (b) Endorsing negotiable instruments received in the usual course of business;

          (c) Debts, lines of credit and leases in existence on the date of this Agreement and disclosed to Lender on the Disclosure Schedule; or

          (d)  Taxes and lawsuits.

     Section 7.13   Transactions with Affiliates. Not to enter transactions with
                    ----------------------------
any Affiliate on terms less favorable than those available to Borrower from persons or entitles not affiliated with Borrower except:

          (a)  taxes on consolidated tax returns;

          (b)  the Railcar Lease;

          (c)  the Consulting Agreement; and

          (d)  the Administrative Services Agreement.

     None of the agreements in this Section 7.13(b) through (d) may be amended or modified with Lender's prior written consent.

                                  ARTICLE 8.
                                  ----------
                                    DEFAULT
                                    -------

     Section 8.1    Events of Default.  The occurrence of any one or more of the
                    -----------------
following events for any reason whatsoever shall constitute an Event of Default:

          (a)  Any failure to pay any of the Obligations when due;

          (b) Any representation or warranty made by Borrower in any Loan Document or in any Financial Statement or other certificate furnished by Borrower or any Affiliate at any time to Lender shall prove to be untrue in any material respect as of the date on which made;

          (c) Except with respect to cure periods as otherwise set forth herein or therein, default shall occur in the observance or performance of any of the other covenants and agreements contained in any Loan Document and Borrower has not cured such default within ten (10) days of Borrower's receipt of written notice identifying such failure, or if any such agreement, instrument or document shall terminate or become void or unenforceable without the written consent of Lender and Borrower refuses to execute valid and enforceable substitute documents;

          (d) Any Event of Default under the DSN Plant Loan Documents, the Mixed Acid Plant Loan Documents and Borrower has not cured such Event of Default within any cure period provided therein;

          (e) Any default by Borrower under any material agreement or instrument with any third party (other than an agreement or instrument evidencing the lending of money) if such default continues for thirty (30) days after such breach first occurs;

          (f) Any default by Borrower in any payment on any indebtedness or obligation owed to any trade creditor in excess of $100,000 in the aggregate beyond any period of grace provided with respect thereto and Borrower is not contesting same in good faith and diligently;

          (g) Any uncured default beyond any applicable grace period by LSB or any of its Subsidiaries under any agreement or instrument evidencing any loan, extension of credit or other Indebtedness of LSB or any of its Subsidiaries in an amount equal to or greater than $5,000,000;

          (h) Any material part of the Collateral shall be nationalized, expropriated, condemned, seized or otherwise appropriated, or custody or control of such Collateral or of Borrower shall be assumed by any public authority or any court of competent jurisdiction at the instance of any public authority;

          (i) One or more judgments for the payment of money aggregating an excess of $1,000,000 (if not adequately covered by insurance) shall be rendered against Borrower or EDC and there is a failure to pay or to bond and stay enforcement of such judgment and commence appropriate proceedings to appeal such judgment within the applicable appeal period or, after such appeal is filed, Borrower or EDC fails to diligently prosecute such appeal or such appeal is denied;

          (j) Borrower, EDC or any Guarantor shall: (i) file a voluntary petition in bankruptcy or file a voluntary petition or an answer or otherwise commence any action or proceeding seeking reorganization, arrangement or for any other relief under the Federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, action or proceeding; (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, trustee or similar officer for it or for all or a substantial part of its property; (iii) make an assignment for the benefit of creditors; or (iv) admit in writing that is unable generally to pay its debts as they become due;

          (k) An involuntary petition shall be filed or an action or proceeding otherwise commenced seeking reorganization, arrangement or readjustment of Borrower's EDC's or any Guarantor's debt or for any other relief under the Federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing; or a receiver, assignee, liquidator, sequestrator, custodian, trustee or similar officer for Borrower or EDC or any Affiliate or any Guarantor or for all or a substantial part of their property shall be appointed involuntarily; or a warrant of attachment, execution or similar process shall be issued against any substantial part of the property of Borrower, EDC or any Guarantor; and any of the foregoing remain undismissed or undischarged for a period of 60 days;

          (l) Borrower, EDC or any Guarantor shall file a certificate of dissolution under applicable state law or shall be liquidated, dissolved or wound-up or shall commence or have commenced against it any action or proceeding for dissolution, winding-up or liquidation, or shall take any corporate action in furtherance thereof without Lender's prior written consent;

          (m) The Security Interest shall cease to be a valid and perfected first priority security interest in any material portion of the Collateral then in existence and Borrower refuses to or cannot promptly cure any deficiency and restore Lender's valid and first perfected priority security interest;

          (n) A material default or termination shall occur in the Consulting Agreement or the Railcar Lease; or

          (o) any Guarantor revokes or terminates any guaranty relating to the Obligations or defaults under the terms of any such guaranty.

     Section 8.2    Rights Upon Default. Upon the occurrence and during the
                    -------------------
continuance of any Event of Default:

          (a) Lender may declare all the Obligations not otherwise due to be forthwith due and payable, (provided that, in the case of the occurrence of any Event of Default described in Sections 8.1(j) or (k), all the
                                                ------    ---
     Obligations shall forthwith become due and payable without such declaration) whereupon the unpaid amount of the Obligations (including any applicable prepayment fee) shall become immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

          (b) Notwithstanding the foregoing in Section 8.2(a) but subject to the provisions of Section 9.10, the effect of an event described in Section 8.1(a) as an occurrence of an Event of Default shall be after Lender gives notice of such payment

     Default to Borrower and Borrower shall not have paid such amount within three (3) days of such Notice. The effect as an Event of Default of any other event described in Section 8.1 may be waived by Lender in writing.

          (c) In addition to all other rights provided herein or at law, Lender shall have all of the rights and remedies of a secured party under the UCC and all of the rights and remedies granted under each of the Loan Documents. At any time when an Event of Default has occurred and is continuing, Lender may enter any premises where the Collateral is located, take physical possession of the Collateral or any part thereof, and maintain such possession on Borrower' premises or remove any or all of the Collateral to such other place or places as Lender desires in its sole discretion. If Lender exercises its right to take possession of any Collateral upon the occurrence and during the continuance of any Event of Default, Borrower, upon Lender's demand, will assemble the Collateral and at Lender's option, make it available to Lender at Borrower' premises at which it is located or deliver it to such place or places as Lender directs. Borrower hereby waives to the full extent permitted by law all rights to notice and hearing prior to Lender's exercise of its rights to take possession of the Collateral without judicial process or to replevy, claim and deliver, attach or levy upon the Collateral ex parte. Lender
                                                           -- -----
     shall not be under any obligation to marshall any assets in favor of Borrower or any other party or against or in payment of any or all of the Obligations.

          (d) Lender may sell, lease or otherwise dispose of and deliver any or all of the Collateral at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as Lender, in its sole discretion, deems advisable, all in accordance with the applicable provisions of the UCC including the standard of commercial reasonableness.

          (e) The requirement of reasonable notice with respect to a disposition of the Collateral shall be met if such notice is mailed both by regular and certified mail, postage prepaid to Borrower at the address as set forth herein at least ten days before the time of the event of which notice is being given. Subject to the provisions of any applicable Loan Document or law governing the enforcement of liens or security interests, Lender may be the purchaser at any public sale, and to the extent permitted by applicable law, at any private sale, free from any right of redemption, which Borrower also waives.

          (f) The Proceeds of any sale of any of the Collateral shall be applied first to all costs and expenses of sale, including attorneys' fees, and second to the payment (in whatever order Lender elects) of all of the Obligations. Lender will return any excess Proceeds to Borrower, subject to the claims of any other parties with an interest in the Collateral or the Proceeds, and Borrower shall remain liable to Under for any deficiency. If any Collateral is sold or leased by Lender upon credit or for future payment or delivery, Lender shall not be liable for the failure of the purchaser to pay for such Collateral, and in such event Lender may resell or re-lease the same.

          (g) Lender may exercise any other right or remedy it may have at law or in equity with respect to the Obligations or the subject matter of this Agreement. The rights and remedies provided for herein are cumulative and not exclusive of any other of such rights and remedies or any other rights or remedies provided by law.

                                  ARTICLE 9.
                                  ----------
                                 MISCELLANEOUS
                                 -------------

     Section 9.1    Survival. All agreements, representations and warranties
                    --------
contained in this Agreement or made in writing by or on behalf of Borrower in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement, notwithstanding any investigation at any time made by Lender.

     Section 9.2    Waiver of Notices. No notice to or demand on Borrower which
                    -----------------
Lender is not required hereunder or by law to give but nevertheless may elect to give shall entitle Borrower to any other or further notice or demand in the same, similar or other circumstances.

     Section 9.3    Assignment. The provisions of this Agreement shall be
                    ----------
binding upon and inure to the benefit of the respective successors and assigns of the parties hereto; provided, however, that no interest herein may be assigned by Borrower without the prior written consent of Lender. The rights and benefits of Lender hereunder shall, if Lender so agrees, inure to any party acquiring any interest in the Obligations or any part thereof. In the event of any such assignment by Lender, Borrower agrees that such assignment by Lender shall be free from any set-off, counterclaim defense or other claim that any such Borrower may have against such assignee, without waiving any claim such Borrower may have against Lender. The terms "Lender" and "Borrower" as used herein shall include the respective successors and assigns of such parties.

     Section 9.4    Complete Agreement Modification. This Agreement is intended
                    -------------------------------
by Borrower and Lender to be the final, complete and exclusive expression of the agreement between them and supersedes all prior agreements and understandings regarding the Loan. No modification, rescission, waiver, release or amendment of any provision of this Agreement shall be made, except by a written agreement signed by Borrower and a duly authorized officer of Lender.

     Section 9.5    Applicable Law. This Agreement and the Loan Documents
                    --------------
(except to the extent, if any, expressly provided to the contrary in any Loan Document) shall be governed by, construed, applied and enforced in accordance with the laws of the State of New York.

     Section 9.6    Indemnification.
                    ---------------

          (a) If after receipt of any payment of all or any part of the Obligations, Lender is for any reason compelled to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, Borrower's Obligations under the Notes shall continue in full force and Borrower shall indemnify and hold Lender harmless for, the amount of such payment surrendered. The provisions of this Section shall be and remain effective notwithstanding any contrary action which may have been taken by Lender in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Lender's rights under this Section and shall be deemed to have been conditioned upon such payment having become final and irrevocable. The provisions of this Section shall survive the termination of this Agreement.

          (b) Borrower hereby indemnifies and holds Lender, and its directors, officers, agents, employees and counsel, harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses and claims of any and every kind (except claims brought by Borrower against Lender for breach of this Agreement of the Loan Documents) including without limitation, court costs and attorneys' fees imposed on or incurred by or asserted against any of them, whether direct, indirect or consequential arising out of or by reason of any litigation, investigations, claims, or proceedings whether based on any federal, state or local laws or other statutes or regulations commenced or threatened, which arise out of or are in any way based upon the negotiation, preparation, execution, delivery, enforcement, performance or administration of this Agreement or any other Loan Document, or any undertaking or proceeding relating to any of the transactions contemplated hereby or by any act, omission to act, event or transaction related or attended thereto, except this indemnification shall not apply to any losses, liabilities, damages, injuries, costs, expenses and claims caused by the gross negligence or willful misconduct of Lender.

          (c) Borrower hereby indemnifies Lender and agrees to hold Lender harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses and claims of any and every kind whatsoever (including, without limitation, court costs and attorneys' fees) which at any time or from time to time may be paid, incurred or suffered by, or asserted against Lender for, with respect to, or as a direct result of the violation by Borrower of the Environmental Laws or any laws or regulations relating to Hazardous Substance, treatment, storage, disposal, generation and transportation, air, water and noise pollution, soil or ground or water contamination, the handling, storage or release into the environment of Hazardous Substance, or with respect to, or as a direct or indirect result of the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from, properties utilized by Borrower or EDC in the conduct of their respective business into or upon any land, the atmosphere, or any watercourse, body of water or wetland, of any Hazardous Substance (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under the Environmental
     Laws).

          (d) Without limiting any of the foregoing, if, by reason of any suit or proceeding of any kind, nature or description against Borrower, which, in Lender's sole discretion makes it advisable for Lender to seek counsel for protection and preservation of its Lens, security or assets or to defend its own interest, such reasonable expenses and counsel fees shall be allowed to Lender. The foregoing indemnity shall survive the payment of the Obligations and the termination of this Agreement. All of the foregoing costs and expenses shall be part of the Obligations and secured by the Collateral.

     Section 9.7    Stamp or other Tax. Should any stamp, excise, sales, use or
                    ------------------
other tax, including mortgage, conveyance, deed, intangible or recording taxes become payable in respect of this Agreement, or any other Loan Document, any Obligations, or any Collateral, or any modification hereof or thereof, Borrower shall pay the same (including interest and penalties, if any) and shall hold Lender harmless with respect thereto, except for income taxes of Lender as a result thereof.

     Section 9.8    Captions. The captions of the various sections of this
                    --------
Agreement have been inserted only for purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any provision hereof.

     Section 9.9    Notices. All notices or other communications which are
                    -------
required or permitted hereunder to be given to any party shall be in writing and shall be deemed sufficiently delivered if delivered personally or by registered or certified mail, return receipt requested, or by nationally recognized overnight delivery service, to the address set forth below or to such other address as each party may designate for itself by like notice. Such notice or communication shall be deemed to have been given on the date delivered; or if refused, on the date refused; or if marked, on the date of actual receipt of such mailing as evidenced by the return receipt.

     If to Lender:  The CIT Group/Equipment Financing, Inc.
                    1211 Avenue of the Americas
                    New York, New York 10036
                    Attn: Senior Vice President, Credit

     If to Borrower:     DSN Corporation
                         16 South Pennsylvania Avenue
                         Oklahoma City, Oklahoma 73107
                         Attn: President

Any such notice, demand, or request shall be deemed given upon receipt, refusal of delivery or return for failure to be called for.

     Section 9.10   No Waiver, Lender Performance. No course of dealing between
                    -----------------------------
Borrower and Lender and no delay or omission by Lender in exercising any right or remedy hereunder or under any other Loan Document or with respect to any Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. All rights and remedies of Lender hereunder or under any other Loan Document shall be cumulative. Upon the failure of Borrower to perform any of its duties under this Agreement Lender may, but shall not be obligated to, perform any or all such duties and Borrower will upon demand reimburse Lender for all reasonable costs, fees and expenses incurred in connection therewith.

     Section 9.11   Evidence of Obligations; Admissibility of Lender's Books and
                    ------------------------------------------------------------
Records. Borrower agrees that Lender's books and records showing the Obligations
-------
shall be admissible in any action or proceeding arising herefrom.

     Section 9.12   No Liability for Brokers. Borrower covenant and agree that
                    ------------------------
Lender shall have no liability for, and Borrower hereby indemnifies and holds Lender harmless against, any brokerage fee or finder's fee or other commission, or claim therefor, arising in connection with the transactions contemplated by this Agreement.

     Section 9.13   Further Assurances. Borrower shall, at its expense, do,
                    ------------------
execute and delivery such further acts and documents as Lender from time to time reasonably requires for the assuring and confirming to Lender of the rights created or intended to be created hereunder, or for carrying out the intention or facilitating the performance of the terms of any Loan Document or for assuring the validity, perfection, priority or enforceability of any Lien under any Loan Document.

     Section 9.14   Counterparts. This Agreement and the other Loan Documents
                    ------------
may be executed by the parties hereto and thereto in any number of separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 9.15   Notice of Breach by Lender. Borrower agrees to give Lender
                    --------------------------
notice of any action or inaction by Lender or any agent or attorney of Lender in connection with this agreement, any other Loan Document, or the Obligations of Borrower under this Agreement or any other Loan Document that may be actionable against Lender or any agent or attorney of Lender or a defense to payment of any Obligations of Borrower under this Agreement or any other Loan Document, for any reason, including commission of a tort or violation of any contractual duty or duty implied by law. Borrower agrees, to the fullest extent that it may lawfully do so, that unless such notice is given promptly (and in any event within fifteen (15) days after Borrower has knowledge, or with the exercise of reasonable diligence could have had knowledge, of any such action or inaction), Borrower shall not assert, and Borrower shall be deemed to have waived, any claim or defense arising therefrom to the extent that Lender could have mitigated such claim or defense after receipt of such notice.

     Section 9.16   Time. Time is of the essence.
                    ----

     Section 9.17   Exhibits. Exhibits and "D" attached hereto are incorporated
                    --------
herein by this reference.

     Section 9.18   Authorization to Date, Complete Blanks and Correct Errors.
                    ---------------------------------------------------------
Borrower hereby irrevocably authorizes Lender and Lender's agents, representatives and employees to date, complete any blank spaces contained in, and to correct any errors appearing in, this Agreement, the other Loan Documents or in any other document relating hereto or thereto.

     Section 9.19   No Oral Agreements; Entire Agreement. ORAL AGREEMENTS OR
                    ------------------------------------
COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT BORROWER AND LENDER FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY BORROWER AND LENDER COVERING SUCH MATTERS ARE CONTAINED IN THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, WHICH AGREEMENT AND OTHER LOAN DOCUMENTS ARE A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN BORROWER AND LENDER, EXCEPT AS BORROWER AND LENDER MAY LATER AGREE IN WRITING TO MODIFY THEM. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES HERETO AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS (ORAL OR WRITTEN) RELATING TO THE SUBJECT MATTER HEREOF. THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT WAS DRAFTED WITH THE JOINT PARTICIPATION OF THE RESPECTIVE PARTIES

THERETO AND SHALL BE CONSTRUED NEITHER AGAINST NOR IN FAVOR OF ANY PARTY, BUT RATHER IN ACCORDANCE WITH THE FAIR MEANING THEREOF.

     Section 9.20   Venue and Jurisdiction. THIS AGREEMENT AND ANY OTHER LOAN
                    ----------------------
DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK BORROWER HEREBY IRREVOCABLY CONSENTS AND AGREES THAT ANY LEGAL ACTION, SUIT OR PROCEEDING ARISING OUT OF OR IN ANY WAY IN CONNECTION WITH THIS AGREEMENT MAY BE INSTITUTED OR BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR THE UNITED STATES DISTRICT COURTS FOR THE SOUTHERN DISTRICT OF NEW YORK AS LENDER MAY ELECT, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, BORROWER HEREBY IRREVOCABLY ACCEPTS AND SUBMITS TO, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF ANY SUCH COURT, AND TO ALL PROCEEDINGS IN SUCH COURTS. BORROWER IRREVOCABLE CONSENTS TO SERVICE OF ANY SUMMONS AND/OR LEGAL PROCESS BY REGISTERED OR CERTIFIED UNITED STATES AIR MAIL, POSTAGE PREPAID, TO BORROWER AT THE ADDRESS SET FORTH IN SECTION 9.9 HEREOF, SUCH METHOD OF SERVICE TO CONSTITUTE, IN EVERY RESPECT, SUFFICIENT AND EFFECTIVE SERVICE OF PROCESS IN ANY SUCH LEGAL ACTION OR PROCEEDING. NOTHING IN THIS AGREEMENT SHALL AFFECT THE RIGHT TO SERVICE OF PROCESS OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR LIMIT THE RIGHT OF LENDER TO BRING ACTIONS, SUITS OR PROCEEDINGS IN THE COURTS OF ANY OTHER JURISDICTION. BORROWER FURTHER AGREES THAT FINAL JUDGMENT AGAINST IT IN ANY SUCH LEGAL ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION, WITHIN OR OUTSIDE THE UNITED STATES OF AMERICA, BY SUIT ON THE JUDGMENT, A CERTIFIED OR EXEMPLIFIED COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND THE AMOUNT OF LIABILITY.

     Section 9.21   Waiver of Trial by Jury. THE PARTIES TO THIS AGREEMENT
                    -----------------------
ACKNOWLEDGE THAT JURY TRIALS OFTEN ENTAIL ADDITIONAL EXPENSES AND DELAYS NOT OCCASIONED BY NONJURY TRIALS. THE PARTIES TO THIS AGREEMENT AGREE AND STIPULATE THAT A FAIR TRIAL MAY BE HAD BEFORE A STATE OR FEDERAL JUDGE BY MEANS OF A BENCH TRIAL WITHOUT A JURY. IN VIEW OF THE FOREGOING, AND AS A SPECIFICALLY NEGOTIATED PROVISION OF THIS AGREEMENT, EACH PARTY TO THIS AGREEMENT EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN

EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

"Borrower"                              "Lender"

DSN CORPORATION, an Oklahoma            THE CIT GROUP/EQUIPMENT
corporation                             FINANCING, INC., a New York
                                        corporation


By /s/  James L. Wewers                 By____________________________
   ------------------------             ______________________________
James L. Wewers V.P.
---------------------------
[Printed Name & Title]                  [Printed Name & Title]


Agreed as to Article 6:

LSB INDUSTRIES, INC.,
a Delaware corporation


By /s/ Tony M. Shelby
   ----------------------
Tony M. Shelby
-------------------------
[Printed Name & Title]

                                  EXHIBIT "A"
                                  -----------

                              Disclosure Schedule
                              -------------------

                                  EXHIBIT "B"
                                  -----------

Model/Mfgr.         Description         Serial Number       Cost
----------          -----------         -------------       ----

                                  EXHIBIT "C"
                                  -----------

                                Promissory Note
                                ---------------

                                  EXHIBIT "D"
                                  -----------

                             Certificate Insurance
                             ---------------------

                                  Rider 2.11
                                  ----------

                         Payment Funding Instructions
                         ----------------------------

                                       45